Exhibit 99.1

ACETO Corporation
4 Tri Harbor Court
Port Washington, New York 11050

“Sourcing and Supplying Quality Products Worldwide”	NEWS RELEASE

FOR IMMEDIATE RELEASE

ACETO Corporation to Acquire 100% of the Equity Interests of PACK Pharmaceuticals, LLC

Transaction Significantly Strengthens ACETO’s Finished Dosage Generics Business

PORT WASHINGTON, N.Y. – March 27, 2014 – ACETO Corporation (NASDAQ:ACET), a global leader in the marketing, sale and distribution of products for Human Health, Pharmaceutical Ingredients and Performance Chemicals, today announced that its wholly-owned subsidiary Rising Pharmaceuticals, (“RISING”) has signed a definitive purchase agreement to acquire 100% of the equity interests of PACK Pharmaceuticals, LLC (“PACK”), a national marketer and distributor of generic prescription and over-the-counter pharmaceutical products.

The total transaction value is approximately $100 million.  Under the terms of the definitive purchase agreement, the purchase price includes an initial payment of approximately $80 million in cash and $5 million in ACETO stock.   The agreement also provides for a three-year earn-out of up to $15 million in cash based on the achievement of certain performance-based targets.

The transaction is expected to close in the second half of April, subject to customary closing conditions and the receipt of required regulatory approval. In connection with the transaction, the three principals of PACK will join RISING with Bryan Aschenbrand and Chris Dungan assuming senior management roles and Dushyant Chipalkatty serving as a senior advisor.

The combination of PACK with RISING will advance ACETO’s strategy to expand further into the finished dosage pharmaceutical business. PACK and RISING have very similar business models:  both companies operate their businesses in collaboration with selected pharmaceutical development partners and with networks of finished dosage form manufacturing partners; both companies focus on niche products; and both companies sell generic prescription products and over-the-counter pharmaceutical products under their respective labels to leading wholesalers, chain drug stores, distributors and mass market merchandisers. PACK also markets directly to physicians and medical facilities under its “branded generic” business.  In addition to its current product portfolio, PACK has a pipeline that includes 22 abbreviated new drug applications which have been filed with the U.S. Food and Drug Administration and approximately 30 additional generic product candidates which are in varying stages of development.

Commenting on the transaction, Salvatore Guccione, Chief Executive Officer of ACETO, said, “This transaction is another significant step in the strategic transformation of ACETO that we began with the acquisition of Rising Pharmaceuticals at the end of 2010.  It increases our mix of pharmaceutical business, broadens our opportunities for growth and expands our margins.  The combination of PACK and RISING doubles our pipeline of generic product offerings, enhances our pool of management talent under Satish Srinivasan’s leadership and further leverages our core competencies in sourcing, regulatory support and quality assurance. In addition to widening our product offerings to our existing customers, PACK also presents an initial entrance into the ‘branded generics’ business line.”

Bryan Aschenbrand and Chris Dungan, founding partners of PACK, also noted the similarities between the companies’ cultures and expressed their excitement about joining with RISING to build upon PACK’s base of strong customer relationships with a larger diversified product portfolio while continuing to create future growth opportunities in the generic and branded business. The third principal partner, Dushyant (Chip) Chipalkatty, PACK’s head of Global Business Development, commented that the “key to continued success is in strengthening and promoting the R&D and manufacturing partnerships that have made both companies successful.”

RISING’s President Satish Srinivasan added, “We are extremely pleased at the opportunity to boost RISING’s growth trajectory with the addition of not only the PACK product portfolio and pipeline, but also the additional executive talent the principals of the company, Bryan, Chris and Chip, will bring to RISING. All three are proven pharmaceutical industry executives and will help create further opportunities for growth.”

Upon closing of the transaction, ACETO intends to hold a conference call with investors to discuss the combination of PACK and RISING in greater detail.

ABOUT ACETO

ACETO Corporation, incorporated in 1947, is a global leader in the marketing, sale and distribution of products for Human Health (finished dosage form generics and nutraceutical products), Pharmaceutical Ingredients (pharmaceutical intermediates and active pharmaceutical ingredients) and Performance Chemicals (specialty chemicals and agricultural protection products). With business operations in nine countries, ACETO distributes over 1,100 chemical compounds used principally as finished products or raw materials in the pharmaceutical, nutraceutical, agricultural, coatings and industrial chemical industries. ACETO’s global operations, including a staff of 25 in China and 12 in India, are distinctive in the industry and enable its worldwide sourcing and regulatory capabilities.

FORWARD LOOKING STATEMENTS

This news release contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this news release may not occur. Generally, these statements relate to our business plans or strategies, projected or anticipated benefits or other consequences of ACETO’s plans or strategies, financing plans, projected or anticipated benefits from acquisitions that ACETO may make, or a projection involving anticipated revenues, earnings or other aspects of ACETO’s operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. ACETO intends for these forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements. Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “project,” “plan,” “intend,” “estimate,” and “continue,” and their opposites and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this press release include, but are not limited to, statements regarding the Company’s strategic initiatives including selling finished dosage form generic drugs, and statements regarding the prospects for long-term growth. ACETO cautions you that these statements are not guarantees of future performance or events and are subject to a number of uncertainties, risks and other influences, many of which are beyond ACETO’s control, which may influence the accuracy of the statements and the projections upon which the statements are based. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, risks and uncertainties discussed in ACETO’s reports filed with the Securities and Exchange Commission, including, but not limited to, ACETO’s Annual Report or Form 10-K for the fiscal year ended June 30, 2013 and other filings. Copies of these filings are available at http://www.sec.gov.

Any one or more of these uncertainties, risks and other influences could materially affect ACETO’s results of operations and whether forward-looking statements made by ACETO ultimately prove to be accurate. In addition, periodic high-margin product sales may have a positive material financial impact in a given quarter that may be non-recurring in future quarters, thereby rendering one quarter’s performance not useful as a predictor of future quarters’ results. ACETO’s actual results, performance and achievements could differ materially from those expressed or implied in these forward-looking statements. ACETO undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Investor Relations Contact:
LHA
Jody Burfening
jburfening@lhai.com
(212) 838-3777